                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ /  Preliminary Proxy Statement                     / /  Confidential, For Use
/X/  Definitive Proxy Statement                           of the Commission Only
/ /  Definitive Additional Materials                      (as permitted by Rule
/ /  Soliciting Material Pursuant to Rule                 14a-6(e)(2))
     14a-11(c)  or 14a-12


                      ELECTRONICS BOUTIQUE HOLDINGS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
     (1) Title of each class of securities to which investment applies:

         -------------------------------------------------------------
     (2) Aggregate number of securities to which investment applies:

         -------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------
     (5) Total fee paid

         -------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

         -------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------------------
     (3) Filing Party:

         -------------------------------------------------------------
     (4) Date Filed:

         -------------------------------------------------------------

                                     [LOGO]

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
                            931 SOUTH MATLACK STREET
                        WEST CHESTER, PENNSYLVANIA 19382




                                  June 16, 2000


DEAR FELLOW STOCKHOLDER:

     On behalf of the Board of Directors, I am pleased to invite you to attend the annual meeting of stockholders of Electronics Boutique Holdings Corp., to be held on Monday, July 17, 2000, at 11:00 a.m., local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania. The official Notice of Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     At the annual meeting, stockholders will elect two persons to serve as directors of Electronics Boutique, vote upon a proposal to adopt Electronics Boutique 2000 Employee Stock Purchase Plan, vote upon a proposal to adopt the Electronics Boutique 2000 Equity Participation Plan and vote upon a proposal to ratify the Board's appointment of KPMG LLP as independent accountants for Electronics Boutique for fiscal 2001. Our Annual Report to Stockholders for the fiscal year ended January 29, 2000 accompanies this Proxy Statement.

     I am delighted you have chosen to invest in Electronics Boutique and hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you at the annual meeting.


                                              Very truly yours,


                                              /s/ James J. Kim

                                              JAMES J. KIM
                                              Chairman of the Board

                                     [LOGO]

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
                            931 SOUTH MATLACK STREET
                        WEST CHESTER, PENNSYLVANIA 19382

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 17, 2000

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Electronics Boutique Holdings Corp., a Delaware corporation ("Electronics Boutique"), will be held on Monday, July 17, 2000, at 11:00 a.m., local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania, for the following purposes:

    1. To elect two Class II directors, each to serve for a term of three years;

    2. To consider and vote upon a proposal to approve the adoption of the Electronics Boutique 2000 Employee Stock Purchase Plan;

    3. To consider and vote upon a proposal to approve the adoption of the Electronics Boutique 2000 Equity Participation Plan;

    4. To consider and vote upon a proposal to ratify the appointment of KPMG LLP, independent certified public accountants, as auditors for Electronics Boutique for its fiscal year ending February 3, 2001; and

    5. To act upon such other matters and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on June 9, 2000 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the Annual Meeting and at any and all adjournments or postponements thereof.


                                      By Order of the Board of Directors


                                      /s/ John R. Panichello

                                      JOHN R. PANICHELLO
                                      Senior Vice President,
                                      Chief Financial Officer
                                      and Secretary


West Chester, Pennsylvania
June 16, 2000

                             YOUR VOTE IS IMPORTANT.

     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
      AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                         -------------------------------

                                 PROXY STATEMENT

                         ------------------------------


         This Proxy Statement is furnished to the stockholders of Electronics Boutique Holdings Corp. in connection with the solicitation on behalf of the Board of Directors of Electronics Boutique of proxies to be voted at the 2000 Annual Meeting of Stockholders of Electronics Boutique (together with any adjournments or postponements thereof, the "Annual Meeting"). The Annual Meeting will be held on Monday, July 17, 2000 at 11:00 a.m., local time, at Electronics Boutique's principal executive offices, which are located at 931 South Matlack Street, West Chester, Pennsylvania 19382.

         This Proxy Statement, the accompanying proxy and Electronics Boutique's Annual Report to Stockholders were first mailed to Electronics Boutique's stockholders on or about June 16, 2000.

         All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Annual Meeting FOR the election of all the named nominees for director, FOR the approval of the adoption of the Electronics Boutique 2000 Employee Stock Purchase Plan, FOR the approval of the adoption of the Electronics Boutique 2000 Equity Participation Plan and FOR the ratification of the appointment of KPMG LLP as independent auditors for Electronics Boutique for the fiscal year ending February 3, 2001. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Electronics Boutique or by voting in person at the Annual Meeting.

         The Board of Directors does not know of any matters to be brought before the Annual Meeting other than the items set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy confers discretionary authority to the Board-appointed persons named therein to vote on any other matter that is properly presented for action at the Annual Meeting.

         The cost of solicitation of proxies by the Board of Directors is to be borne by Electronics Boutique. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telecopier transmission by the directors, officers and employees of Electronics Boutique. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Electronics Boutique may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

VOTING SECURITIES


         Only holders of record of shares of common stock at the close of business on June 9, 2000 will be entitled to vote at the Annual Meeting. On that date, 22,227,862 shares of common stock, the only outstanding voting securities of Electronics Boutique, were issued and outstanding. Each share of common stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy. A majority of the voting power of the outstanding shares of capital stock of Electronics Boutique, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Action on the other matters scheduled to come before the Annual Meeting will be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                         ITEM 1 - ELECTION OF DIRECTORS

         Electronics Boutique's Certificate of Incorporation and Bylaws provide that its directors are to be classified into three classes, with the directors in each class serving for three-year terms and until their successors are elected.

         The Board has nominated Dean S. Adler and Louis J. Siana, each of whom is currently a member of the Board, for election as Class II Directors. If elected, such nominees will serve for a three-year term to expire at Electronics Boutique's annual meeting of stockholders in 2003 or until their successors are duly elected and qualified. Information regarding the foregoing nominees, as well as the other persons who are expected to serve on the Board following the Annual Meeting, is set forth below.

         The Board has no reason to believe that either of the nominees will not serve if elected, but if either nominee should subsequently become unavailable to serve as a director, the persons named as proxies may, in their discretion, vote for a substitute nominee designated by the Board or, alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF BOTH NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED EXCEPT WHERE AUTHORITY HAS BEEN WITHHELD.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS - TERM EXPIRES AT THE 2003 ANNUAL MEETING

DEAN S. ADLER

         Mr. Adler, age 43, has served as a Class II Director of Electronics Boutique since March 1998. In March 1997, Mr. Adler formed Lubert/Adler Partners, LP, a limited partnership investing primarily in real estate and real estate_related ventures. For ten years prior thereto, Mr. Adler was a principal and co_head of the private equity group of CMS Companies, which specialized in acquiring operating businesses and real estate within the private equity market. Mr. Adler was also an instructor at The Wharton School of the University of Pennsylvania. Mr. Adler serves on the Boards of Directors of US Franchise Systems, Inc., Trans World Entertainment Corporation, and Developers Diversified Realty Corporation. Mr. Adler is a member of the Audit Committee and Compensation Committee of the Board.

LOUIS J. SIANA

         Mr. Siana, age 68, has served as a Class II Director of Electronics Boutique since March 1998. Mr. Siana is a certified public accountant and a senior partner in the accounting firm of Siana, Carr & O'Conner LLP. Mr. Siana is a member of the Audit Committee and Compensation Committee of the Board.

CLASS III DIRECTORS - TERM EXPIRES AT THE 2001 ANNUAL MEETING

JAMES J. KIM

         Mr. Kim, age 64, has served as Electronics Boutique's Chairman and a Class III Director since March 1998. Mr. Kim founded The Electronics Boutique, Inc. ("EB"), the predecessor of Electronics Boutique, in 1977 and has served as its Chairman since its inception. Mr. Kim has served as Chairman and Chief Executive Officer of Amkor Technology, Inc. ("Amkor") and Amkor Electronics, Inc. ("AEI") since September 1997 and 1968, respectively. In April 1998, AEI merged with and into Amkor. Amkor is a semiconductor packaging and test service company. Mr. Kim also serves as the Chairman of the Anam group of companies, which consists principally of companies in South Korea in the electronics industries. Mr. Kim also serves as a member of the Board of Managers of Visalign LLC, a company which provides information technology services, and as a director of CFM Technologies, Inc., a manufacturer of equipment used in the manufacturing process of semiconductors and flat panel displays. Mr. Kim is the father of Susan Y. Kim, a Class I Director and the father-in-law of John R. Panichello, Electronics Boutique's Senior Vice President and Chief Financial Officer. Mr. Kim is a member of the Compensation Committee of the Board.

JOSEPH J. FIRESTONE

         Mr. Firestone, age 68, has served as the President, Chief Executive Officer and a Class III Director of Electronics Boutique since March 1998. Mr. Firestone has served as the President of EB, the predecessor of Electronics Boutique, since February 1984, and the President and Chief Executive Officer of EB since February 1995. Mr. Firestone served as a director of an affiliate of EB, Electronics Boutique Plc ("EB-UK"), from November 1995 until November 1999 and served as the non-executive chairman of EB-UK from November 1995 until June 1998. Mr. Firestone also serves on the Executive Advisory Board of the Center for Retailing Education and Research of the University of Florida and as a Director of the National Retail Federation.

CLASS I DIRECTORS - TERM EXPIRES AT THE 2002 ANNUAL MEETING

SUSAN Y. KIM

         Ms. Kim, age 37, has served as a Class I Director of Electronics Boutique since March 1998. Ms. Kim served as a Senior District Manager of EB from 1991 to 1992, as EB's Personnel Manager from 1989 to 1991, as a Buyer for EB from 1986 to 1989, and as a Field Manager for EB from 1985 to 1986. Ms. Kim is the daughter of James J. Kim, Electronics Boutique's Chairman and the wife of John R. Panichello, Electronics Boutique's Senior Vice President and Chief Financial Officer.

STANLEY ("MICKEY") STEINBERG

         Mr. Steinberg, age 67, has served as a Class I Director of Electronics Boutique since September 1998. Mr. Steinberg has served as a consultant to Sony Corp. of America since June 1998. From August 1994 to June 1998, Mr. Steinberg served as Chairman of Sony Retail Entertainment. From 1989 until 1994, Mr. Steinberg served as Executive Vice President and Chief Operating Officer of Walt Disney Imagineering. Mr. Steinberg serves on the Boards of Directors of AMC, Inc. and Loews Cineplex Entertainment. Mr. Steinberg is a member of the Audit Committee of the Board.

             FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

ATTENDANCE AT MEETINGS

         The Board held three meetings during the fiscal year ended January 29, 2000 ("Fiscal 2000"). No director attended fewer than 75% of the total number of meetings of the Board and Board Committees on which such director served.

COMMITTEES OF THE BOARD

         The Board has established two standing committees: the Audit Committee and the Compensation Committee.

         AUDIT COMMITTEE. The Audit Committee reviews the professional services provided by Electronics Boutique's independent accountants and the independence of such firm from the management of Electronics Boutique. This Committee also reviews the scope of the audit by Electronics Boutique's independent accountants, the annual financial statements of Electronics Boutique, its systems of internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures as it may find appropriate or as may be brought to its attention, and meets from time to time with members of Electronics Boutique's finance and accounting staff. The Audit Committee is currently comprised of the following non-employee directors: Messrs. Adler, Siana and Steinberg. The Audit Committee met once in connection with the audit for Fiscal 2000.

         COMPENSATION COMMITTEE. The Compensation Committee reviews executive salaries, administers the stock option plan of Electronics Boutique and approves the salaries, bonuses and other benefits of the executive officers of Electronics Boutique. In addition, the Compensation Committee advises and consults with Electronics Boutique's management regarding benefit plans and compensation policies and practices of Electronics Boutique. The Compensation Committee is comprised of the following non-employee directors: Messrs: Kim, Adler and Siana. The Compensation Committee met once during Fiscal 2000.

         The Board has not established a Nominating Committee, nor does any other committee perform similar functions.

DIRECTOR COMPENSATION

         Non-employee directors receive a fee of $1,500 for each Board or Board Committee meeting attended. In addition, beginning in Fiscal 2001, Mr. Kim, the Chairman of the Board, receives an annual salary of $250,000, payable quarterly, and a bonus equal to one-half of the annual bonus of Electronics Boutique's President, along with options to purchase one-half of the number of shares of common stock granted to Electronics Boutique's President. Directors who are also full-time employees of Electronics Boutique receive no additional compensation for service as directors.

                               EXECUTIVE OFFICERS

         Set forth below is information regarding the executive officers of Electronics Boutique who are not members of or nominees for the Board.

JEFFREY W. GRIFFITHS

         Mr. Griffiths, age 49, has served as Electronics Boutique's Senior Vice President of Merchandising and Distribution since March 1998 and President of the EBKids division since March 1999. Mr. Griffiths has served as Senior Vice President of Merchandising and Distribution of Electronics Boutique's predecessor since March 1996. From March 1987 to February 1996, Mr. Griffiths served as Vice President of Merchandising of Electronics Boutique's predecessor.

SETH P. LEVY

         Mr. Levy, age 42, has served as Senior Vice President and Chief Information Officer and the President of our EBWORLD.COM subsidiary since March 1999. From February 1997 to March 1999, Mr. Levy served as the Vice President and Chief Information Officer. From 1991 until February 1997, Mr. Levy served as the Director of System Development for the May Merchandising and May Department International divisions of May Department Stores.

JOHN R. PANICHELLO

         Mr. Panichello, age 38, has served as the Senior Vice President and Chief Financial Officer of Electronics Boutique since March 1998. Mr. Panichello has served as the Senior Vice President of Finance of Electronics Boutique's predecessor and the President of the BC Sports Collectibles division since March 1997. From March 1996 to February 1997, Mr. Panichello served as the President and Chief Executive Officer of Panichello & Company, a certified public accounting firm, from May 1990 to May 1994. Mr. Panichello has served as a director of EB-UK from May 1995 until November 1999. Mr. Panichello is a Certified Public Accountant. Mr. Panichello is the husband of Susan Y. Kim and the son-in-law of James J. Kim.

         ITEM 2 - APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EMPLOYEE STOCK PURCHASE PLAN

         Electronics Boutique is presenting for stockholder approval the Electronics Boutique 2000 Employee Stock Purchase Plan pursuant to which eligible employees of Electronics Boutique may purchase up to an aggregate of 1,000,000 shares of common stock through payroll deductions, provided that the 1,000,000 share limit may be restored annually by the amount of shares purchased under the Electronics Boutique 2000 Employee Stock purchase Plan during the preceding year.

         The Electronics Boutique 2000 Employee Stock Purchase Plan will not be effective unless stockholders approve this proposal. The Electronics Boutique 2000 Employee Stock Purchase Plan is set forth on Annex A to this Proxy Statement.

                 SUMMARY DESCRIPTION OF THE ELECTRONICS BOUTIQUE
                        2000 EMPLOYEE STOCK PURCHASE PLAN

PURPOSE. The purpose of the Electronics Boutique 2000 Employee Stock Purchase Plan is to provide an opportunity to employees of Electronics Boutique and its subsidiary corporations to purchase shares of common stock.

OFFERINGS. Eligible employees may purchase common stock during quarterly offerings to be made beginning on March 1, 2000 and terminating on March 31, 2000. Subsequent offerings will occur for each calendar quarter thereafter. For example, an offering will begin on April 1, 2000 and end on June 30, 2000 and another offering will begin on July 1, 2000 and end on September 30, 2000. Offerings will occur for a total of ten years. The maximum number of shares which Electronics Boutique may issue under the 2000 Employee Stock Purchase Plan, subject to adjustment upon changes in the capitalization of Electronics Boutique, will be 100,000 shares in each quarterly offering plus all unissued shares from prior offerings, whether offered or not, not to exceed a total of 1,000,000 shares of common stock for all offerings, provided that the 1,000,000 share limit may be restored annually by the amount of shares purchased under the Electronics Boutique 2000 Employee Stock Purchase Plan during the preceding year.

ADMINISTRATION. The Compensation Committee of Electronics Boutique's Board of Directors will administer the 2000 Employee Stock Purchase Plan. No member of the Compensation Committee shall be eligible to purchase stock under the 2000 Employee Stock Purchase Plan. The Compensation Committee has the authority in its discretion to interpret and construe any and all provisions of the 2000 Employee Stock Purchase Plan, to adopt rules and regulations for administering the 2000 Employee Stock Purchase Plan, to modify any annual replenishment of the maximum, and to make all other determinations deemed necessary or advisable for administering the 2000 Employee Stock Purchase Plan.

ELIGIBILITY. Employees of Electronics Boutique are eligible to participate in offerings under the 2000 Employee Stock Purchase Plan which commence on or after an employee has completed ninety (90) days of employment and is employed by Electronics Boutique on the date participation in the 2000 Employee Stock Purchase Plan is to become effective. An employee is not eligible to participate in the 2000 Employee Stock Purchase Plan if, immediately after the purchase of the common stock under the 2000 Employee Stock Purchase Plan, the employee would own 5% or more of the total combined voting power or value of all classes of stock of Electronics Boutique; or if the employee has purchased in excess of $25,000 in fair market value of the common stock under the 2000 Employee Stock Purchase Plan in any calendar year.

LIMITATIONS. An employee may elect to have deductions made from base pay on each payday during the time of participation in an offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of the employee's base pay in effect at the beginning of an offering.

PURCHASE PRICE. The price of each share of common stock purchased with payroll deductions made during an offering is the lower of: (i) 85% of the closing price of the common stock at the beginning of an offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or
(ii) 85% of the closing price of the common stock at the end of an offering or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If the common stock is not publicly trading on any of the dates for which closing prices of the common stock are to be determined, then the Compensation Committee shall determine the fair market value of the common stock on that date.

WITHDRAWALS. An employee can make withdrawals of the payroll deductions credited to his or her account under the 2000 Employee Stock Purchase Plan at any time.

TERMINATION OF EMPLOYMENT. Upon termination of employment with Electronics Boutique for any reason, including retirement (but excluding death while employed by Electronics Boutique or continuation of a leave of absence for a period beyond ninety (90) days), the payroll deductions credited to an employee's account will be returned to the employee, or, in the case of death subsequent to the termination of employment, to the person or persons designated as beneficiaries.

TERMINATION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN. The Board of Directors has complete power and authority to terminate or amend the 2000 Employee Stock Purchase Plan; provided, however, that the Board of Directors may not, without the approval of the stockholders of Electronics Boutique (i) increase the maximum number of shares which may be issued under any offering (except for adjustments upon changes in control of Electronics Boutique); (ii) amend the requirements as to the class of employees eligible to purchase stock under the 2000 Employee Stock Purchase Plan or permit the members of the Compensation Committee to purchase common stock under the 2000 Employee Stock Purchase Plan. No termination, modification or amendment of the 2000 Employee Stock Purchase Plan may, without the consent of an employee then having a right under the 2000 Employee Stock Purchase Plan to purchase common stock, adversely affect the rights of such employee.

FEDERAL INCOME TAX CONSEQUENCES. In general, there will be no tax consequences upon the purchase of common stock under the 2000 Employee Stock Purchase Plan. If an employee has terminated employment with Electronics Boutique more than three months before the purchase of the common stock under the 2000 Employee Stock Purchase Plan or the common stock is deemed not to be granted from an Internal Revenue Code of 1986, as amended ("Code"') Section 423 plan for any reason, participants will recognize as compensation income the difference between the fair market value common stock and the purchase price for the common stock.

         The tax treatment upon a sale or transfer of common stock acquired under the 2000 Employee Stock Purchase Plan depends on whether the common stock was disposed of within the statutory holding period for the Section 423 plan stock and the purchase price of the common stock. The statutory holding period for Section 423 plan stock is the later of two years after the grant of the right to acquire the common stock under the 2000 Employee Stock Purchase Plan or one year from the date of purchase of the common stock under the 2000 Employee Stock Purchase Plan. In general, if an employee disposes of the common stock acquired under the 2000 Employee Stock Purchase Plan before the expiration of the statutory holding period, in the year of the disposition, the employee must recognize as compensation income the difference between the fair market value on the date of purchase and the cost basis in the common stock. In addition, since the purchase price of a share of common stock under the 2000 Employee Stock Purchase Plan is less than 100% of its fair market value, regardless of whether the employee holds the stock for the statutory holding period, upon the sale or disposition of the common stock, the employee will recognize compensation income equal to the lesser of (i) the excess of the fair market value of the common stock at the time of the sale or disposition over the cost basis in the common stock or (ii) the excess of the fair market value of the common stock at the date when the employee acquired the right to purchase the common stock under the 2000 Employee Stock Purchase Plan over the cost basis in the common stock. The employee will recognize a capital gain on the balance of the proceeds on the sale over the cost basis in the common stock.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EMPLOYEE STOCK PURCHASE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EMPLOYEE STOCK PURCHASE PLAN UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

         ITEM 3 - APPROVAL OF ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EQUITY PARTICIPATION PLAN

         Electronics Boutique is presenting for stockholder approval the Electronics Boutique 2000 Equity Participation Plan pursuant to which 2,000,000 shares of common stock are available for issuance. The Electronics Boutique 2000 Equity Participation Plan is similar to the 1998 Equity Participation Plan currently in existence and is set forth on Annex B to this Proxy Statement. The Board believes that the 1998 Equity Participation Plan has played a key role in assisting Electronics Boutique in the recruitment, retention and motivation of employees and directors who are in the position to make contributions to Electronics Boutique's continued progress. The 2000 Equity Participation Plan is expected to provide similar benefits. The 2000 Equity Participation Plan offers significant incentives to the employees and directors of Electronics Boutique by enabling such individuals to acquire common stock thereby increasing their proprietary interest in the growth and success of Electronics Boutique. The Board of Directors has determined that appropriate incentives, such as those available pursuant to the 2000 Equity Participation Plan, benefit Electronics Boutique and, therefore increase the value of Electronics Boutique for the benefit of all of its stockholders.

              SUMMARY DESCRIPTION OF 2000 EQUITY PARTICIPATION PLAN

PURPOSE. The purpose of the 2000 Equity Participation Plan is to provide for the grant to employees of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees, directors and consultants of non-statutory stock options and stock purchase rights.

THE SHARES. The maximum aggregate number of shares which may be granted under the 2000 Equity Participation Plan is 2,000,0000, plus an annual increase to be added on each anniversary date of the adoption of the 2000 Equity Participation Plan equal to the lesser of (i) the number of shares of common stock needed to restore the maximum aggregate number of shares of common stock which may be optioned and sold under the 2000 Equity Participation Plan to 2,000,000 or (ii) a lesser amount determined by the Compensation Committee.

ADMINISTRATION. The 2000 Equity Participation Plan will be administered by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee, as applicable, has the power to determine the value, to reduce the exercise price and the fair market value, to reduce the exercise price of any option to the then current fair market price if the fair market value of the common stock covered by such option shall have declined since the date the option was granted, the number of shares subject to the option or stock purchase right, and the exercisability thereof and the form of consideration payable upon such exercise. In addition, the Board of Directors has the authority to amend, suspend or terminate the 2000 Equity Participation Plan, provided that no action may affect any share of common stock previously issued and sold or any option previously granted under the 2000 Equity Participation Plan.

TRANSFERABILITY; EXERCISE. Unless determined otherwise by the Compensation Committee, options granted under the 2000 Equity Participation Plan are not transferable by the optionee, and each option and stock purchase right is generally exercisable during the lifetime of the optionee only by such optionee. Options granted under the 2000 Equity Participation Plan must generally be exercised within three months following termination of an optionee's status as an employee, director or consultant of Electronics Boutique, within twelve months after an optionee's termination by disability, and within twelve months after an optionee's termination by death, but in no event later than the expiration of the option. The exercise price of all incentive stock options granted under the 2000 Equity Participation Plan must be at least equal to the fair market value of the shares on the date of grant. The exercise price of non-statutory stock options granted under the 2000 Equity Participation Plan is determined by the Compensation Committee, but with respect to non-statutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of the common stock on the date of grant. With respect to any employee who owns stock possessing more than ten percent of the voting power of all classes of Electronics Boutique, or any parent or subsidiary of Electronics Boutique's outstanding capital stock, the exercise price of any incentive stock option granted to such person must equal at least 110% of the fair market of the common stock on the date of grant and the term of such incentive stock option must not exceed five years. The term of all other options granted under the 2000 Equity Participation Plan may not exceed ten years.

SALE, MERGER. The 2000 Equity Participation Plan provides that in the event of a merger of Electronics Boutique with or into another corporation, or a sale of substantially all of Electronics Boutique's assets, each outstanding option and stock purchase right will be assumed or substituted for by the successor corporation. In the event the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee shall have the right to exercise all of the optioned stock, including shares as to which it would not otherwise be exercisable.

FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences of an optionee's participation in the 2000 Equity Participation Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to stock options.

         The tax consequences of a stock option depend on whether the stock option is an incentive stock option ("ISO") or a non-qualified stock option ("NQSO"). An optionee will not recognize income at the time of a grant or exercise of an ISO and Electronics Boutique may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the stock will be included in alternative minimum tax income, and may give rise to a tax liability. The optionee has a regular income tax recognition event only upon a later sale or disposition of the stock acquired pursuant to the exercise of the ISO. The tax treatment of the disposition of the stock will depend on when the optionee disposes of the stock. An optionee who disposes of stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant will recognize ordinary income equal to the difference between the ISO's exercise price and the lesser of the fair market value of the stock on the date of exercise or the date of disposition and capital gain to the extent that the amount received on disposition exceeds such fair market value on the date of exercise. To the extent that an optionee recognizes ordinary income pursuant to the preceding sentence, Electronics Boutique is allowed a deduction for federal income tax purposes in like amount in the year of disposition. An optionee who disposes of stock after a date that is both two years after the grant and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the cost of the stock.

         A different set of rules govern NQSOs. There are no federal income tax consequences to the optionee or Electronics Boutique upon the grant of NQSOs. Upon exercise of NQSO, the optionee will recognize ordinary income in the amount by which the fair market value of the stock purchased upon exercise of the option exceeds the exercise price of the stock option. Electronics Boutique is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of NQSOs. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin at the time the optionee recognizes ordinary income. If, at the time of issuance of the option shares, the optionee is subject to the restrictions of Section 16(b) of the Exchange Act, then the optionee generally will recognize ordinary income as of the later of (i) the date of exercise, or (ii) the expiration of six months from the date of option grant, based upon the difference between the fair market value of the option shares at such time and the exercise price.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EQUITY PARTICIPATION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EQUITY PARTICIPATION PLAN UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                ITEM 4 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board, upon the recommendation of the Audit Committee, has appointed the firm of KPMG LLP, independent certified public accountants, to audit the books, records and accounts of Electronics Boutique and its subsidiaries for the fiscal year ending February 3, 2001, subject to ratification of such appointment by Electronics Boutique's stockholders. KPMG LLP and its predecessors have served as independent accountants for Electronics Boutique and EB since the 1995 fiscal year, and are considered well qualified. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE RATIFICATION OF KPMG LLP UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

         The following table summarizes for Electronics Boutique's last three fiscal years the compensation of Electronics Boutique's President and Chief Executive Officer and the other executive officers of Electronics Boutique whose salary and bonus was in excess of $100,000 during Fiscal 2000 (the "Named Executive Officers"), for services rendered in all capacities to Electronics Boutique and its subsidiaries.


                           SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                                     ANNUAL COMPENSATION          COMPENSATION
                                                     -------------------          ------------

                                                                                   SECURITIES
                                     FISCAL                                        UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR        SALARY           BONUS           OPTIONS (#)       COMPENSATION
---------------------------           ----        ------           -----           -----------       ------------
                                                                    (1)
Joseph J. Firestone                   2000        $529,582        $535,000              30,000        $    1,590(2)
President, Chief Executive Officer    1999        $488,436        $500,000             428,571        $    2,000(2)
and Director                          1998        $397,159        $250,000               --           $  152,000(3)

Jeffrey W. Griffiths                  2000        $257,749        $129,700              15,000        $    1,531(2)
Senior Vice President of              1999        $238,852        $121,200             150,000        $    2,000(2)
Merchandising and Distribution        1998        $218,110        $110,188               --           $    2,000(2)

John R. Panichello                    2000        $192,978        $  97,100             15,000        $    1,522(2)
Senior Vice President and Chief       1999        $178,475        $  90,750            128,571        $    2,000(2)
Financial Officer                     1998        $169,262        $  82,500              --                  --

Seth P. Levy                          2000        $173,604        $ 87,725              15,000        $    1,715(2)
Senior Vice President and             1999        $156,668        $ 29,000              32,143        $    2,000(2)
Chief Information Officer             1998        $145,638        $ 15,000               --                  --


     ------------
     (1) Amounts have been listed for the year earned although actually paid in the following fiscal year or deferred at the executive's election until a subsequent fiscal year.

     (2) Consists of Electronics Boutique's $2,000 matching contribution pursuant to its 401(k) defined contribution plan.

     (3) Consists of $150,000 of deferred compensation and Electronics Boutique's $2,000 matching contribution pursuant to its 401(k) defined contribution plan.

FISCAL 2000 STOCK OPTION GRANTS

         The following table sets forth certain information regarding grants of stock options made during Fiscal 2000 to the Named Executive Officers pursuant to Electronics Boutique's stock option plan. No grants of stock appreciation rights were made during Fiscal 2000 to any of the Named Executive Officers or any other employees of Electronics Boutique.


                        OPTION GRANTS IN LAST FISCAL YEAR



                                             INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------
                                          % OF TOTAL
                             NUMBER OF      OPTIONS                              POTENTIAL REALIZABLE VALUE AT
                            SECURITIES    GRANTED TO                                ASSUMED ANNUAL RATES OF
                            UNDERLYING     EMPLOYEES                               STOCK PRICE APPRECIATION
                             OPTIONS       IN FISCAL    EXERCISE     EXPIRATION        FOR OPTION TERM
NAME                         GRANTED         YEAR         PRICE         DATE         5%                10%
----                         -------         ----         -----         ----         --                ---
Joseph J. Firestone          30,000          9.2%      $19.875/sh     10/19/09     $374,978         $950,269
Jeffrey W. Griffiths         15,000          4.6%      $19.875/sh     10/19/09     $187,849         $475,134
John R. Panichello           15,000          4.6%      $19.875/sh     10/19/09     $187,849         $475,134
Seth P. Levy                 15,000          4.6%      $19.875/sh     10/19/09     $187,489         $475,134


OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding the total number and aggregate value of options exercised by each of the Named Executive Officers during Fiscal 2000 and the total number and aggregate value of options held by each of the Named Executive Officers at January 29, 2000.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                        NUMBER OF
                                                                        SECURITIES               VALUE OF
                                                                        UNDERLYING               UNEXERCISED
                                                                        UNEXERCISED              IN-THE-MONEY
                                                                        OPTIONS AT               OPTIONS AT FISCAL
                                                                        FISCAL YEAR-END (#)      YEAR-END ($)
                               SHARES ACQUIRED ON          VALUE        EXERCISABLE/             EXERCISABLE/
NAME                           EXERCISE (#)             REALIZED ($)    UNEXERCISABLE            UNEXERCISABLE (1)
----                           ------------             ------------    -------------            -----------------
Joseph J. Firestone                  0                      0           142,857/458,571          $357,143/$1,146,428

Jeffrey W. Griffiths                 0                      0            50,000/165,000          $125,000/$412,500

John R. Panichello                   0                      0            42,857/143,571          $107,143/$358,928

Seth P. Levy                         0                      0            10,714/47,143           $26,785/$117,858


-------------

(1) In-the-money options are options having a per share exercise price below the closing price of shares of Common Stock on the Nasdaq National Market on January 28, 2000 (the last trading day in Fiscal
         2000). The dollar amounts shown represent the amount by which the product of such closing price and the number of shares purchasable upon the exercise of such in-the-money options exceeds the aggregate price payable upon such exercise.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         In Fiscal 1999, Electronics Boutique entered into employment agreements with Messrs. Firestone, Griffiths and Panichello providing for their employment as Chief Executive Officer, Senior Vice President of Merchandising and Distribution and Senior Vice President and Chief Financial Officer, respectively. The agreements are each for a period of three years and, in some cases, may be extended automatically for additional one year terms, unless terminated by either party in accordance with their terms. The agreements provide for compensation consisting of base salaries of $500,000, $242,375 and $181,500 for Messrs. Firestone, Griffiths and Panichello, respectively, and certain fringe and other employee benefits that are made available to the senior executives of Electronics Boutique. In the event that employment is terminated for any reason other than death, disability or "cause" (as defined in the agreements), the executive is entitled to receive his then current base salary for the greater of his remaining term under the employment agreement or a one year period. The agreements also limit certain severance payments to an amount equal to $100 less than the maximum that could be paid to the executive and deducted by Electronics Boutique under Section 280G of the Code in the event of termination of employment for any reason other than death, disability or "cause," or if the termination is related to a "change in control." In the event of disability, the agreements provide for the continuation of the executive's compensation for a period of one year, or, if greater, the remaining term of the agreement.

         In fiscal 2000, Electronics Boutique entered into an employment agreement with Mr. Levy providing for his employment as Senior Vice President and Chief Information Officer. The agreement runs for a period of two years and, in some cases, may be extended automatically for additional one-year terms, unless terminated by either party in accordance with its terms. The agreement provides for compensation consisting of a base salary of $174,500 and certain fringe and other employee benefits that are made available to the senior executives of Electronics Boutique. In the event that employment is terminated for any reason other than death, disability or "cause" (as defined in the agreement), Mr. Levy is entitled to receive his then current base salary for the greater of his remaining term under the employment agreement or a one year period. The agreement also limits certain severance payments to an amount equal to $100 less than the maximum that could be paid to Mr. Levy and deducted by Electronics Boutique under Section 280G of the Internal Revenue Code in the event of termination of employment for any reason other than death, disability or "cause," or if the termination is related to a "change in control." In the event of disability, the agreement provides for the continuation of Mr. Levy's compensation for a period of one year, or, if greater, the remaining term of the agreement.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


OVERVIEW OF ELECTRONICS BOUTIQUE'S EXECUTIVE COMPENSATION POLICIES AND PRACTICES

         The current members of the Compensation Committee are Messrs. Kim, Adler and Siana. Mr. Kim is Electronics Boutique's Chairman and Messrs. Adler and Siana are non-employee directors of Electronics Boutique. The Compensation Committee, which was formed in July 1998, is charged with reviewing Electronics Boutique's compensation practices and policies generally and specifically establishing such practices and policies for the Chief Executive Officer and the other executive officers of Electronics Boutique.

         The compensation of the Chief Executive Officer and the other executive officers for Fiscal 2000 was agreed to in employment agreements entered into by Electronics Boutique and each executive prior to the completion of Electronics Boutique's initial public offering and the formation of the Compensation Committee. The compensation levels in the employment agreements were based on recommendations regarding current market data for the specific positions held by each of the incumbents, as well as individual and Electronics Boutique's prior year and anticipated future performance. The recommendations were reviewed and approved by Electronics Boutique's Chairman for the Chief Executive Officer and by Electronics Boutique's Chief Executive Officer for the other positions.

         The Compensation Committee has developed and continuously enhances compensation policies, plans and programs which align the financial interests of Electronics Boutique's senior management, in their management capacities, with those of its stockholders. The Compensation Committee believes that (i) executive compensation should be meaningfully related to the performance of Electronics Boutique and the value created for stockholders; (ii) compensation programs should support both short and long-term goals and objectives of Electronics Boutique; (iii) compensation programs should reward individuals for outstanding contributions to Electronics Boutique's success; and (iv) short and long-term compensation policies play a significant role in attracting and retaining well qualified executives. For the Chief Executive Officer's compensation, the Compensation Committee considers the recommendations of Electronics Boutique's Chairman, who is also a member of the Compensation Committee, and for the compensation of Electronics Boutique's other executive officers, the Compensation Committee considers the recommendation of Electronics Boutique's Chief Executive Officer.

         In setting annual compensation for executive officers, the Compensation Committee reviews a number of criteria relating to the financial performance of Electronics Boutique generally and of each executive officer specifically during the prior fiscal year, establishes expectations as to each such individual's future contributions to Electronics Boutique and considers industry and comparably-sized company data. In making its decision on compensation levels, the Compensation Committee does not use any predetermined formula or assign any particular weight to any individual criteria.

INDUSTRY DATA

         Electronics Boutique participates in and subscribes to a number of compensation and benefits surveys. In Fiscal 2000, the two predominant compensation surveys utilized to determine the compensation of Electronics Boutique's executive officers were the 1999 National Retail Federation Survey of Speciality Store Retailers (the "NRF Survey") and the 1999/2000 ECS Industry and Geographic Report on Top Management Compensation (the "ECS Report"). The NRF Survey and the ECS Report were each used to determine the Fiscal 2000 compensation recommendations for Electronics Boutique's executive officers.

         The NRF Survey provided detailed compensation information, by position, including base salary and bonus for executives in the retail industry. In addition, the NRF Survey reported, as to each position, a compensation comparison by category. Categories included merchandise (e.g., gifts/entertainment, apparel, footwear, etc.), sales volume, number of stores, number of employees, average store square footage, and primary retail location (regional malls versus other locations). Each category, as it applied to Electronics Boutique, was evaluated to determine an average compensation level for each executive officer.

         The ECS Report was compiled by Watson Wyatt Data Services. This report provided information regarding retail and wholesale trades and identified base salaries, cash and other incentives and salary ranges applicable to senior management positions.

BASE SALARY

         Recommendations for base salary levels take into account what is being paid elsewhere in the market, as described above, so that Electronics Boutique can remain competitive. Increases in base salary also take into account what has happened in the business in the prior fiscal year as well as what is expected to happen in the upcoming year. These factors include:

         Sales Electronics Boutique's prior fiscal year sales volume is an important factor when evaluating base salary increases. Increased sales volume indicates that the executives have ensured that products are in Electronics Boutique's stores at the proper time, stores are staffed with knowledgeable sales people, and customers are satisfied with Electronics Boutique's products and service.

         Forecasted Sales          Evaluation of industry forecasts for the
                                   retail industry, what new products will be introduced into the market, and the overall economic outlook for the country are all important factors regarding Electronics
                                   Boutique's anticipated profitability and, therefore, compensation levels.

         Growth Electronics Boutique's growth is evaluated, in both absolute terms and as compared to planned rates of growth, based on several determinants, as follows:

                                           -    Number of stores
                                           -    Comparable store sales
                                           -    Overall sales volume
                                           -    Market share
                                           -    Net income
                                           -    Planned vs. actual growth rates

         Net Profit Goals          These include an evaluation of store profit
                                   and loss, expenses associated with the
                                   management of the stores and support from the home office and distribution center.

BONUS

         Bonus payments are made based on Electronics Boutique's performance for the prior fiscal year. Provided Electronics Boutique meets or exceeds its goals for the year, bonuses are paid as per existing employment agreements. Bonus amounts included in the agreements are determined by performance and compared to external research provided in the surveys and reports described above to ensure competitiveness within the industry.

STOCK BASED INCENTIVE AWARDS

         The Compensation Committee believes that it is important for executives, as well as other employees, to have a vested interest in Electronics Boutique, through the granting of stock options which generally vest over a three year period, thereby more closely aligning the long-term interest of executives with that of Electronics Boutique's stockholders. The Compensation Committee believes that stock options provide incentive to executives by giving them a strong economic interest in maximizing stock price appreciation and enhancing their performance in attaining long-term Electronics Boutique objectives. The Compensation Committee makes grants under Electronics Boutique's 1998 Equity Participation Plan and granted stock options to purchase an aggregate of 75,000 shares of Common Stock to the Named Executive Officers during Fiscal 2000. All stock options granted during Fiscal 2000 by Electronics Boutique had exercise prices equal to the fair market value of the Common Stock on the date of grant. All employees of Electronics Boutique are eligible to receive grants of stock options under the 1998 Equity Participation Plan, and the Compensation Committee, upon senior management's recommendations, makes an effort to ensure that option grants are made to a significant number of levels of employees within Electronics Boutique, given the competitive nature of the industry with respect to recruiting and retaining the best available personnel.

CEO COMPENSATION

         In accordance with Mr. Firestone's employment agreement, Mr. Firestone's annual base salary, beginning in July 1998, was $500,000. Upon approval of the Compensation Committee, Mr. Firestone's base salary was raised by 7% to $535,000 in March 1999 and again by 10% to $588,500 in February 2000. Under his employment agreement, Mr. Firestone is entitled to a cash bonus up to 100% of his annual base salary. Mr. Firestone earned a bonus of $535,000 in Fiscal 2000, of which $260,000 was paid in April 2000 and $275,000 was deferred at Mr. Firestone's election. The Compensation Committee awarded Mr. Firestone the bonus based on Electronics Boutique's achievement of its goals, including increases in the following measurement areas over Fiscal 1999 levels:


         MEASUREMENT AREA                     PERCENTAGE INCREASE
         ----------------                     -------------------
         Net Sales                                    26.9%
         Number of Stores                             17.2 %
         Comparable Store Sales                       11.6 %
         Net Income                                   12.6 %


         The Compensation Committee believes Mr. Firestone's current compensation is fully consistent with Electronics Boutique's philosophy on executive compensation and appropriate in view of Electronics Boutique's performance in Fiscal 2000.

TAX DEDUCTIBILITY; OTHER

         Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the allowable tax deduction of compensation paid by a publicly-held corporation to its chief executive officer and its other four most highly compensated officers employed at year-end, subject to certain pre-established objective performance-based exceptions. The Compensation Committee intends to take Section 162(m) into account when formulating its compensation policies for Electronics Boutique's executive officers and to comply with Section 162(m) where the Compensation Committee determines compliance to be practicable and in the best interests of Electronics Boutique and its stockholders.

         The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

CONCLUSION

         The Committee intends to seek to continue to operate under, and to adjust where necessary, these performance-driven compensation policies and practices to assure that they are consistent with the goals and objectives of Electronics Boutique, and with the primary mission of the full Board of increasing long-term stockholder value.



                                            Respectfully submitted,

                                            JAMES J. KIM
                                            DEAN S. ADLER
                                            LOUIS J. SIANA

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during Fiscal 2000 were James
J. Kim, Dean S. Adler and Louis J. Siana. Mr. Kim had a direct or indirect material interest in certain transactions involving Electronics Boutique during Fiscal 2000. See "Certain Relationships and Related Transactions."

                     COMPARISON OF TOTAL STOCKHOLDER RETURN

         The following graph compares the cumulative total stockholder return on the Common Stock with the Standard & Poor's 500 Composite Index and the Standard & Poor's Retail (Specialty) Index for the period from July 28, 1998 through January 29, 2000, assuming an initial investment of $100 and the reinvestment of all dividends.


    ELECTRONICS BOUTIQUE HOLDINGS CORP. V. S&P 500 V. S&P RETAIL (SPECIALTY)

            [THE TABLE BELOW WAS REPRESENTED IN THE PRINTED MATERIAL
                                BY A LINE GRAPH]


                                                  7/28/98       1/30/99      1/29/00
                                                  -------       -------      -------
Electronics Boutique Holdings Corp.                $100           $131         $ 117

S&P 500                                            $100           $114         $ 126

S&P Retail (Specialty)                             $100           $ 91         $ 66


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of May 15, 2000, certain information regarding the beneficial ownership of Common Stock by each stockholder known to Electronics Boutique to be the beneficial owner of more than 5% of the Common Stock, each of Electronics Boutique's directors and Named Executive Officers, and all directors and executive officers as a group.


NAME AND ADDRESS OF                                          SHARES BENEFICIALLY
   BENEFICIAL OWNER (1)                                            OWNED (2)
--------------------------                              ----------------------------------
                                                            NUMBER           PERCENTAGE
                                                            ------           ----------
EB Nevada, Inc. (3)                                        13,669,100             61.5
2255-A Renaissance Drive, Suite 4
Las Vegas, Nevada 89119

James J. and Agnes C.  Kim (3) (4)                         13,669,200             61.5
931 South Matlack Street
West Chester, Pennsylvania 19382

Dresdner Bank AG(5)                                         1,299,000              5.8
Jurgen-Ponto-Platz 1
60301 Frankfurt, Germany

Joseph J. Firestone                                           149,357                *

Dean S. Adler                                                   5,000                *

Susan Y. Kim (3)(4)                                            43,870                *

Louis J. Siana                                                  5,000                *

Stanley Steinberg                                               6,000                *

John R. Panichello (4)                                         43,870                *

Jeffrey W. Griffiths                                           51,000                *

Seth P. Levy                                                   11,714                *

All directors and executive officers as                       271,941              1.2
      a group (8 persons) (6)


--------------
*                                                       Less than 1.0%

(1) Unless otherwise noted, Electronics Boutique believes that all persons named in the above table have sole voting and investment power with respect to the shares beneficially owned by them.

(2) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days, including upon the exercise of stock options. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) EB Nevada, Inc. is a wholly_owned subsidiary of The Electronics Boutique, Inc., all of the outstanding capital stock of which is owned by James J. Kim, Agnes C. Kim, the David D. Kim Trust of December 31, 1987, the John T. Kim Trust of December 31, 1987 and the Susan Y. Kim Trust of December 31, 1987 (such trusts referred to as the "Kim Trusts"). Each of the Kim Trusts has in common Susan Y. Kim and John F.A. Earley as co_trustees, in addition to a third trustee (John T. Kim in the case of the Susan Y. Kim Trust and the John T. Kim Trust and David D. Kim in the case of the David D. Kim Trust) (the trustees of each trust may be deemed to be the beneficial owners of the shares held by such trust). In addition, the trust agreement for each of these trusts encourages the trustees of the trusts to vote the shares of Common Stock held by them, in their discretion, in concert with James Kim's family. Accordingly, the trusts, together with their respective trustees and James J. and Agnes C. Kim, may be considered a "group" under Section 13(d) of the Exchange Act. This group may be deemed to have beneficial ownership of the shares owned by EB Nevada, Inc.

(4) James J. Kim and Agnes C. Kim are the parents of Susan Y. Kim. John R. Panichello and Susan Y. Kim are husband and wife.

(5)      Based on Schedule 13G dated February 16, 1999.

(6)      Excludes shares which may be deemed to be beneficially owned by James
         J. Kim.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the terms of a Services Agreement with EB-UK, Electronics Boutique provides management, administrative and advertising assistance in exchange for the payment of management fees by EB-UK equal to 1.0% of net sales, plus a bonus calculated on the basis of net income in excess of a pre-established target set by EB-UK. Electronics Boutique earned $3.85 million in management fees under the Services Agreement in Fiscal 2000. As of January 31, 2000, EB Nevada owned approximately 19.1%of the outstanding shares of capital stock of EB-UK.

         Pursuant to the corporate reorganization which took place in connection with Electronics Boutique's initial public offering, on May 31, 1998, Electronics Boutique of America Inc. ("EBOA"), an operating subsidiary of Electronics Boutique, joined EB as a party to certain loan documents with Fleet Financial Corporation and entered into a lease agreement with EB, pursuant to which EBOA leases the West Chester headquarters and primary distribution center from EB. The lease has a two year term and provides EBOA with an option to purchase the property for $6.7 million, EB's cost of acquisition. The monthly rent pursuant to such lease is $50,000. EBOA has notified EB of its intention to exercise the purchase option and intends to complete the purchase by June 30, 2000.

         Electronics Boutique has a policy that any transactions between it and any of its officers, directors, principal stockholders or the affiliates of the foregoing persons be on terms no less favorable to Electronics Boutique than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by the members of the Audit Committee who are disinterested in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Electronics Boutique's directors and executive officers, and certain persons who own more than 10% of the outstanding Common Stock, to file with the SEC and the Nasdaq Stock Market (the "Nasdaq") initial reports of ownership and reports of changes in ownership of Common Stock ("Section 16(a) Reports"). Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Electronics Boutique with copies of all
Section 16(a) Reports they file. During Fiscal 2000, all of the executive officers of Electronics Boutique inadvertently failed to file Section 16(a) Reports with respect to options granted during Fiscal 2000. All Section 16(a) Reports have been subsequently filed. To Electronic Boutique's knowledge, all beneficial owners of more than 10% of the Common Stock outstanding complied with all applicable filing requirements under Section 16(a) of the Exchange Act with respect to their beneficial ownership of common stock during Fiscal 2000.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Any proposal of a stockholder intended to be presented at Electronics Boutique's 2001 annual meeting of stockholders must conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received in writing by the Secretary of Electronics Boutique by February 18, 2001, for inclusion in Electronics Boutique's proxy, notice of meeting and proxy statement relating to the 2001 annual meeting.

         Under Electronics Boutique's Bylaws, a stockholder proposal intended to be included in the proxy material for the 2001 annual meeting must generally be received by Electronics Boutique not less than 60 nor more than 90 days prior to the meeting. Any such proposal must also comply with the other provisions contained in Electronics Boutique's Bylaws relating to stockholder proposals.

                           ANNUAL REPORT ON FORM 10-K

         ELECTRONICS BOUTIQUE WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON WRITTEN REQUEST, A COPY OF ELECTRONICS BOUTIQUE'S ANNUAL REPORT ON FORM 10_K FOR THE FISCAL YEAR ENDED JANUARY 29, 2000. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO INVESTOR RELATIONS, ELECTRONICS BOUTIQUE HOLDINGS CORP., 931 SOUTH MATLACK STREET, WEST CHESTER, PENNSYLVANIA 19382.

                                  OTHER MATTERS

         The Board knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any business shall properly come before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

June 16, 2000

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                         Annex A

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - PURPOSE............................................................1
         1.1      Purpose......................................................1

ARTICLE II - DEFINITIONS.......................................................1
         2.1      Base Pay.....................................................1
         2.2      Committee....................................................1
         2.3      Employee.....................................................1
         2.4      Subsidiary Corporation.......................................1

ARTICLE III - ELIGIBILITY AND PARTICIPATION....................................1
         3.1      Initial Eligibility..........................................1
         3.2      Leave of Absence.............................................1
         3.3      Restrictions on Participation................................2
         3.4      Commencement of Participation................................2

ARTICLE IV - OFFERINGS.........................................................2
         4.1      Annual Offerings.............................................2

ARTICLE V - PAYROLL DEDUCTIONS.................................................2
         5.1      Amount of Deduction..........................................2
         5.2      Participant's Account........................................3
         5.3      Changes in Payroll Deductions................................3
         5.4      Leave of Absence.............................................3

ARTICLE VI - GRANTING OF OPTION................................................3
         6.1      Number of Option Shares......................................3
         6.2      Option Price.................................................3

ARTICLE VII - EXERCISE OF OPTION...............................................4
         7.1      Automatic Exercise...........................................4
         7.2      Withdrawal of Account........................................4
         7.3      Fractional Shares............................................4
         7.4      Transferability of Option....................................4
         7.5      Delivery of Stock............................................4

ARTICLE VIII - WITHDRAWAL......................................................4
         8.1      In General...................................................4

                                       (i)

                                TABLE OF CONTENTS

                                   (Continued)

                                                                            Page

         8.2      Effect on Subsequent Participation...........................5
         8.3      Termination of Employment....................................5
         8.4      Termination of Employment Due to Death......................5
         8.5      Leave of Absence............................................5

ARTICLE IX - INTEREST.........................................................5
         9.1      Payment of Interest.........................................5

ARTICLE X - STOCK.............................................................6
         10.1     Maximum Shares..............................................6
         10.2     Participant's Interest in Option Stock......................6
         10.3     Registration of Stock.......................................6
         10.4     Restrictions on Exercise....................................6

ARTICLE XI - ADMINISTRATION...................................................6
         11.1     Appointment of Committee....................................6
         11.2     Authority of Committee......................................7
         11.3     Rules Governing the Administration of the Committee.........7

ARTICLE XII - MISCELLANEOUS...................................................7
         12.1     Designation of Beneficiary..................................7
         12.2     Transferability.............................................7
         12.3     Use of Funds................................................7
         12.4     Adjustment Upon Changes in Capitalization...................7
         12.5     Amendment and Termination...................................8
         12.6     Effective Date..............................................8
         12.7     No Employment Rights........................................8
         12.8     Effect of Plan..............................................9
         12.9     Governing Law...............................................9

                                      (ii)

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
                          EMPLOYEE STOCK PURCHASE PLAN

                               ARTICLE I - PURPOSE

     1.1 Purpose. The Electronics Boutique Holdings Corp. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Electronics Boutique Holdings Corporation and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                            ARTICLE II - DEFINITIONS

     2.1 Base Pay. "Base Pay" shall mean regular earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

     2.2 Committee. "Committee" shall mean the individuals described in Article XI.

     2.3 Employee. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.4 Subsidiary Corporation. "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of Electronics Boutique Holdings Corp. as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Committee.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

     3.1 Initial Eligibility. Any employee who shall have completed ninety (90) days' employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such ninety day period has concluded.

     3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of the leave of absence. The employee's employment shall be deemed to have terminated at the close of business on the 90th day of the leave of absence unless the employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on the 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate the employee's participation in the Plan and right to exercise any option.

     3.3 Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

        (a) if, immediately after the grant, the employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

        (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.4 Commencement of Participation. An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing the form with the Company's benefits department on or before the date set by the Committee. The date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when the employee's authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                            ARTICLE IV - OFFERINGS

     4.1 Annual Offerings. The Plan encompasses quarterly offerings of the Company's Common Stock (the "Offerings") beginning on the 1st day of March 2000 and terminating on the following March 31. Subsequent offerings will occur for each calendar quarter thereafter. For example, an offering will begin April 1 and end the following June 30 and another offering will begin July 1 and end September 30. Offerings will occur each calendar quarter for the next nine years for a total of ten years. The maximum number of shares issued in the respective calendar quarters shall be: 100,000 plus unissued shares from the prior offerings.

                        ARTICLE V - PAYROLL DEDUCTIONS

     5.1 Amount of Deduction. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his base pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during the year.

     5.2 Participant's Account. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.4.

     5.3 Changes in Payroll Deductions. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and specifically, a participant may not alter the amount of his payroll deductions for that Offering.

     5.4 Leave of Absence. If a participant goes on a leave of absence, the participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.2, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during the leave of absence, authorizing deductions to be made from payments by the Company to the participant during the leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to the participant are insufficient to meet the participant's authorized Plan deductions.

                       ARTICLE VI - GRANTING OF OPTION

     6.1 Number of Option Shares. On the Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: an amount equal to (i) that percentage of the employee's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's base pay during the period of the offering (iii) divided by 85% of the market value of the stock of the Company on the applicable Offering Commencement Date. The market value of the Company's stock shall be determined as provided in paragraphs (a) and
(b) of Section 6.2 below. An employee's base pay during the period of an offering shall be determined by multiplying his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 13 or provided that, in the case of a part-time hourly employee, the employee's base pay during the period of an offering shall be determined by multiplying the employee's hourly rate by the number of regularly scheduled hours of work for the employee during the Offering.

     6.2 Option Price. The option price of stock purchased with payroll deductions made during such annual offering for a participant therein shall be the lower of:

        (a) 85% of the closing price of the stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

        (b) 85% of the closing price of the stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                        ARTICLE VII - EXERCISE OF OPTION

     7.1 Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 6.1), and any excess in his account at that time will be returned to him.

     7.2 Withdrawal of Account. By written notice to the Company's benefits department, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

     7.3 Fractional Shares. Fractional shares shall be issued under the Plan.

     7.4 Transferability of Option. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.5 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                          ARTICLE VIII - WITHDRAWAL

     8.1 In General. As indicated in Section 7.2, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Company's benefits department. All of the participant's payroll deductions credited to his account will be paid to him as soon as practicable after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Participant will not be entitled to interest on the amount in his account. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election, under Section 7.2, to withdraw such deductions.

     8.2 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     8.3 Termination of Employment. Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 12.1.

     8.4 Termination of Employment Due to Death. Upon termination of the participant's employment because of his death, his beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Company's benefits department prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

       (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

       (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to the beneficiary, without interest.

     In the event that no written notice of election shall be duly received by the Company's benefits department, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

     8.5 Leave of Absence. A participant on leave of absence shall, subject to the election made by the participant pursuant to Section 5.4, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, the participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                            ARTICLE IX - INTEREST

     9.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

                              ARTICLE X - STOCK

     10.1 Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 shall be 100,000 shares in each quarterly Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 1,000,000 shares for all Offerings, provided that the maximum shall be increased on each January 1 by an amount equal to the lesser of: (i) the number of shares required to restore the maximum aggregate number of shares which may be sold under the Plan to 1,000,000, or (ii) a lesser amount determined by the Committee. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as soon as practicable.

     10.2 Participant's Interest in Option Stock. The participant will have no interest in stock covered by the option until such option has been exercised.

     10.3 Registration of Stock. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Company's benefits department prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

     10.4 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

        (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

        (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                         ARTICLE XI - ADMINISTRATION

     11.1 Appointment of Committee. The compensation committee (the "Committee") of the Board of Directors shall administer the Plan. No member of the Committee shall be eligible to purchase stock under the Plan.

     11.2 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

     11.3 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                         ARTICLE XII - MISCELLANEOUS

     12.1 Designation of Beneficiary. A participant's beneficiary shall be his estate. The executor or administrator of the estate of the participant shall receive any stock and/or cash due in accordance with a Section 8.4 election. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver the stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate.

     12.2 Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 7.2.

     12.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4 Adjustment Upon Changes in Capitalization.

        (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

        (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.5 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.4);
(ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

     12.6 Effective Date. The Plan shall become effective as of March 1, 2000, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before March 1, 2001. If the Plan is not so approved, the Plan shall not become effective.

     12.7 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     12.8 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, the employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

     12.9 Governing Law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                                                      Annex B

                         2000 EQUITY PARTICIPATION PLAN

                                       OF

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.

                                TABLE OF CONTENTS

                                                                         Page

ARTICLE 1.  DEFINITIONS....................................................1
     1.1.     General......................................................1
     1.2.     Award Limit..................................................1
     1.3.     Board........................................................1
     1.4.     Change in Control............................................1
     1.5.     Code.........................................................2
     1.6.     Committee....................................................2
     1.7.     Common Stock.................................................2
     1.8.     Company......................................................2
     1.9.     Corporate Transaction........................................2
     1.10.    Director.....................................................2
     1.11.    Dividend Equivalent..........................................2
     1.12.    Employee.....................................................2
     1.13.    Exchange Act.................................................3
     1.14.    Fair Market Value............................................3
     1.15.    Incentive Stock Option.......................................3
     1.16.    Independent Director.........................................3
     1.17.    Non-Qualified Stock Option...................................3
     1.18.    Option.......................................................3
     1.19.    Optionee.....................................................3
     1.20.    Plan.........................................................3
     1.21.    QDRO.........................................................4
     1.22.    Rule 16b-3...................................................4
     1.23.    Section 162(m) Participant...................................4
     1.24.    Share........................................................4
     1.25.    Subsidiary...................................................4
     1.26.    Termination of Consultancy...................................4
     1.27.    Termination of Directorship..................................4
     1.28.    Termination of Employment....................................4

ARTICLE 2.  SHARES SUBJECT TO PLAN.........................................5
     2.1.     Shares Subject to Plan.......................................5
     2.2.     Add-back of Options and Other Rights.........................5

ARTICLE 3.  GRANTING OF OPTIONS............................................6
     3.1.     Eligibility..................................................6
     3.2.     Disqualification for Stock Ownership.........................6


                                       (i)

                                TABLE OF CONTENTS
                                   (Continued)

     3.3.     Qualification of Incentive Stock Options.....................6
     3.4.     Granting of Options..........................................6

ARTICLE 4.  TERMS OF OPTIONS...............................................7
     4.1.     Option Agreement.............................................7
     4.2.     Option Price.................................................7
     4.3.     Option Term..................................................8
     4.4.     Option Vesting...............................................8
     4.5.     Continued Employment.........................................9

ARTICLE 5.  EXERCISE OF OPTIONS............................................9
     5.1.     Partial Exercise.............................................9
     5.2.     Manner of Exercise...........................................9
     5.3.     Conditions to Issuance of Stock.............................10
     5.4.     Rights as Stockholders......................................11
     5.5.     Ownership and Transfer Restrictions.........................11
     5.6.     Limitations on Exercise of Options..........................11

ARTICLE 6.  ADMINISTRATION................................................12
     6.1.     Compensation Committee......................................12
     6.2.     Duties and Powers of Committee..............................12
     6.3.     Majority Rule; Unanimous Written Consent....................12
     6.4.     Compensation; Professional Assistance: Good Faith Actions...12

ARTICLE 7.  MISCELLANEOUS PROVISIONS......................................13
     7.1.     Not Transferable............................................13
     7.2.     Amendment, Suspension or Termination of this Plan...........13
     7.4.     Approval of Plan by Stockholders............................16
     7.5.     Tax Withholding.............................................16
     7.6.     Loans.......................................................17
     7.7.     Forfeiture Provisions.......................................17
     7.8.     Limitations Applicable to Section 16 Persons and
              Performance-Based Compensation..............................17
     7.9.     Effect of Plan Upon Options and Compensation Plans..........17
     7.10.    Compliance with Laws........................................18
     7.11.    Titles......................................................18
     7.12.    Governing Law...............................................18



                                      (ii)

                       THE 2000 EQUITY PARTICIPATION PLAN
                     OF ELECTRONICS BOUTIQUE HOLDINGS CORP.

     Electronics Boutique Holdings Corp., a Delaware corporation (the "Company"), has adopted the 2000 Equity Participation Plan (the "Plan"), effective February 1, 2000, for the benefit of eligible employees, consultants and directors of the Company.

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Employer by personally benefitting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors and of key Employees and consultants considered essential to the long range success of the Company offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.


                             ARTICLE 1. DEFINITIONS

     1.1. General. Wherever the following initially capitalized terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. Award Limit. "Award Limit" shall mean 250,000 shares of Common
Stock.

     1.3. Board. "Board" shall mean the Board of Directors of the Company, as comprised from time to time.

     1.4. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions.

        1.4.1. any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding, securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

        1.4.2. there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved hy the Board.

     1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6. Committee. "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1, as comprised from time to time, or such other Committee designated by the Board to administer the provisions of this Plan.

     1.7. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     1.8. Company. "Company" shall mean Electronics Boutique Holdings Corp., a Delaware corporation, and where the context requires, shall include all Subsidiaries.

     1.9. Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

        (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to (i) change the State in which the Company is incorporated, (ii) form a holding company, or (iii) effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

        (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

        (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.10. Director. "Director" shall mean a member of the Board.

     1.11. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article 7 of this Plan.

     1.12. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company. Employee shall also include individuals employed by Walden Books who have a title of Store Manager or above and who are covered by the Consulting Agreement dated July 23, 1993 between the Company and Walden Books.

     1.13. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.14. Fair Market Value. "Fair Market Value" of a share of Common Stock, as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, either the
(i) closing sale price or (i) the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation systems, as may be appropriate, or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.15. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.16. Independent Director. "Independent Director" shall mean a member of the Board who is not also an Employee of the Company.

     1.17. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.18. Option. "Option" shall mean a stock option granted under Article 3 of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.19. Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.20. Plan. "Plan" shall mean the 2000 Equity Participation Plan of Electronics Boutique Holdings Corp., as amended from time to time.

     1.21. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.22. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.23. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

     1.24. Share. "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 7.3 of the Plan.

     1.25. Subsidiary. "Subsidiary" shall mean a corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.26. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Employer. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, the application of the provisions of Section 7.7, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.27. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be re-elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.28. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Employer, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee- employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Employer with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment (subject to the provisions of any agreement between an Employee and the Employer), including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, the application of the provisions of Section 7.7, and all questions of whether particular leaves of absence constitute Terminations of Employment, provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding, any other provision of this Plan, the Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                        ARTICLE 2. SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan. Subject to the provisions of Section 7.3 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of
(i) the number of Shares required to restore the maximum aggregate number of Shares which may be optioned and sold under the Plan to 2,000,000, or (ii) a lesser amount determined by the Committee. The Shares may be authorized, but unissued, or reacquired Common Stock.

        (a) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding, the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                        ARTICLE 3. GRANTING OF OPTIONS

     3.1. Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4.1.1 shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.4.1.

     3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person (i) is not an Employee, or (ii) at the time the Incentive Stock Option is granted, the Employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4. Granting of Options.

        3.4.1. The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          3.4.1.1. Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

          3.4.1.2. Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

          3.4.1.3. Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

          3.4.1.4. Determine the terms and conditions of such Options, consistent with this Plan, provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

        3.4.2. Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

        3.4.3. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                         ARTICLE 4. TERMS OF OPTIONS

     4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee, provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Non-Qualified Stock Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price per share of Common Stock.

     4.3. Option Term. The term of an Option shall be set by the Committee in its discretion, provided, however, that, (i) in the case of Non-Qualified Stock Options granted to Independent Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options and by Section
7.2 hereof, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4. Option Vesting

        4.4.1. The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 7.3. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

        4.4.2. No portion of an Option which is unexercisable at Termination of' Employment, Termination of Directorship or Termination of Consultancy, as the case may be, shall thereafter become exercisable, except as may be otherwise provided by the Committee (in the case of Options granted to Employees or consultants) or by the Board (in the case of Options granted to Independent Directors) either in the Stock
Option Agreement or by action of the Committee or the Board, as the case may be, following the grant of the Option.

        4.4.3. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during, any calendar year
(under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4.3., the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5. Continued Employment. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Employer, or as a director of the Company, or shall interfere with or restrict in any the rights of the Employer, hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                        ARTICLE 5. EXERCISE OF OPTIONS

     5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise can only be effective with respect to a minimum number of shares.

     5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

        5.2.1. A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

        5.2.2. Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

        5.2.3. In the event that the Option shall be exercised pursuant to
Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option (such as a copy of the appropriate court order); and

        5.2.4. Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty
(30) days from the date the Option, or portion thereof, is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration, (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board,
(vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or
(vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3. Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any certificate or other indicium evidencing ownership of shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

        5.3.1. The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        5.3.2. The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall in its absolute discretion, deem necessary or advisable;

        5.3.3. The obtaining of any approval or other clearance from any state or federal governmental agency or transfer agent based on Committee instructions for non-certificated shares which the Committee (or Board, in the case of Options ranted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable.

        5.3.4. The lapse of such reasonable period of time following, the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

        5.3.5. The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares have been issued by the Company to such holders.

     5.5. Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates or other indicia evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates or other indicia evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.6. Limitations on Exercise of Options. No Option granted hereunder may be exercised to any extent by anyone after the first to occur of the following events:

        5.6.1. The expiration of twelve (12) months from the date of the Optionee's death;

        5.6.2. The expiration of twelve (12) months from the date of the Optionee's Termination of Employment, Consulting or Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

        5.6.3. The expiration of three (3) months from the date of the Optionee's Termination of Employment, Consulting or Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

        5.6.4. The expiration of ten years from the date the Option was granted.

                            ARTICLE 6. ADMINISTRATION

     6.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming, the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     6.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     6.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     6.4. Compensation; Professional Assistance: Good Faith Actions. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or Options and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                     ARTICLE 7. MISCELLANEOUS PROVISIONS

     7.1. Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO or by transfer to a member of the Optionee's family or a trust or other entity created for the benefit of or owned by Optionee or members of his family, unless and until such Options have been exercised, or the shares underlying such Options have been issued. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        During the lifetime of the Optionee, only he or she or his or her personal representatives may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant hereto. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     7.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without the approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in
Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

        7.2.1. The expiration of ten years from the date the Plan is adopted by the Board: or

        7.2.2. The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.4.

     7.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

        7.3.1. Subject to Section 7.3, in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

             7.3.1.1. the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             7.3.1.2. the number and kind of shares of Common Stock, (or other securities or property) subject to outstanding Options, and

             7.3.1.3. the grant or exercise price with respect to any Option.

        7.3.2. Subject to this Section 7.3, in the event of any Corporate Transaction or other transaction or event described in Section 7.3.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          7.3.2.1. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent

     Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option been currently exercisable or payable or fully vested or the replacement of such option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

             7.3.2.2. In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide in terms of such Option that it cannot be exercised after such event;

             7.3.2.3. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
     Section 4.4 or (ii) the provisions of such Option;

             7.3.2.4. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

             7.3.2.5. In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options and options which may be granted in the future.

             7.3.2.6. None of the foregoing discretionary actions taken under this Section 7.3 shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section
     7.3.2.3 above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
     Section 7.3.2.3 above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

        7.3.3. Subject to Section 7.3.4 and 7.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, at the time of grant, include such further provisions and limitations in any Option agreement or certificate, as it may deem equitable and in the best interests of the Company.

        7.3.4. With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section
7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under
Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option shall always be rounded to the next whole number.

     7.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be awarded prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted shall thereupon be canceled and become null and void.

     7.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of

Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     7.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     7.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any exercise of the Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     7.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, and any Option awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     7.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Employer. Nothing in this Plan shall be construed to limit the right of the Employer (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Employer, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business stock or assets of any corporation, partnership, limited liability company, firm or association.

     7.10. Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock or under Options hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     7.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     7.12. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ___________________ on ____________, 2000.

     Executed on this ____ day of _________, 2000.




                                   Secretary,

                      ELECTRONICS BOUTIQUE HOLDINGS CORP.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS - JULY 17, 2000
--------------------------------------------------------------------------------

The undersigned stockholder of ELECTRONICS BOUTIQUE HOLDINGS CORP. ("Electronics Boutique"), revoking all previous proxies, hereby constitutes and appoints Joseph J. Firestone and John R. Panichello, and each of them acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the 2000 Annual Meeting of Stockholders of Electronics Boutique to be held on Monday, July 17, 2000 at 11:00 A.M., local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania 19382, and to vote all shares of Common Stock of Electronics Boutique which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" THE APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE APPROVAL OF THE ADOPTION OF THE ELECTRONICS BOUTIQUE 2000 EQUITY PARTICIPATION PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 2000 Annual Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF THE 2000 ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

                        (CONTINUED ON THE REVERSE SIDE.)

1.   Election of Directors

     / /  FOR all nominees.

     / /  WITHHOLD all nominees.

     / /  FOR, except vote withheld from the following nominee(s):  ___________.

     Nominees: DEAN S. ADLER and LOUIS J. SIANA will be considered nominees for election at the 2000 Annual Meeting.

2. Approval of the adoption of the Electronics Boutique 2000 Employee Stock Purchase Plan.

     / /  FOR                     / /  AGAINST                  / /  ABSTAIN

3. Approval of the adoption of the Electronics Boutique 2000 Equity Participation Plan.

     / /  FOR                     / /  AGAINST                  / /  ABSTAIN

4. The ratification of the appointment of KPMG LLP, independent certified public accountants, as auditors for Electronics Boutique for the fiscal year ending February 3, 2001.

     / /  FOR                     / /  AGAINST                  / /  ABSTAIN

5. In their discretion, the proxies will vote on such other business as may properly come before the 2000 Annual Meeting.

     / / Please check here if you plan to attend the 2000 Annual Meeting in person.


NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.


                                            ------------------------------------

                                            ------------------------------------
                                              Signature(s)            Date